Exhibit 99.1
Polaris Industries Inc. 2008 Annual Meeting

2008 - Momentum Bennett J. Morgan President and Chief Operating Officer

The Goals 1. Win in the Core Grow market share in snowmobiles and ATVs. Leverage PG&A and Financial Services to deliver superior total value. 2. Delivering Operational Excellence Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust simple designs and a lean supply chain. 3. Growth - $500MM by 2009 Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50MM. Military. Enter at least one new adjacent market segment. Supported By. . . Supported By. . . Supported By. . . People and Culture Externally focused employee owners with a can-do drive to consistently deliver outstanding results. The best team in powersports. Passion to ride and win. Technology Consistent, flawless introduction of compelling new products. Class-leading ride and handling. Control our destiny in powertrains. Class-leading information technology. Brand Ever improving brand awareness and image through stronger, better, and bigger dealer network. Consistent advertising and brand support. $2.2B in sales by 2009 $150MM in net income by 2009 $4.25 earnings per share by 2009 Awesome Products... Customer Focused... Results Driven

2007 in Summary - Back on Track The 2007 Scorecard: Sales increased by 7 percent to $1.78 billion Earnings per share from continuing operations increased 14 percent to $3.10 per diluted share Gross margins increased by 40 basis points to 22.1 percent Return on shareholders' equity was 66% The Company's objective of returning value to our shareholders through an attractive dividend and the share repurchase program continued Repurchased 1.9 million shares during 2007 resulting in 12% fewer shares outstanding Total return up 5% in 2007 Five year total return remains a solid 81%

2007 in Summary - Wins Exceeded our Financial Expectations Won the competitive battle in 2007 Gained market share in every business both in North America and Internationally Dealer inventories are much lower than a year ago N.A. core ATV dealer inventories down 14 percent Snowmobile dealer inventories down 40 percent Operational Excellence initiatives delivered results - Quality, Cost, Speed Aggressively Grew our Growth Businesses - over $200 million in 2007 Expanded RANGER(tm) in Utility and Recreational Segments with the introduction of RANGER Crew(tm) and RANGER RZR(tm) Successfully launched the new Victory Vision models Doubled Military sales from 2006

2007 in Summary - Challenges As in most years, there were some things that did not go well in 2007: North American Core ATV Market Weak Declined 13 percent for the full year U.S. Motorcycle Industry Weak Cruiser and touring markets combined declined 5 percent in 2007, the first decline in 16 years Financial Services Retail Credit Income was Significantly Lower HSBC ceased financing non-Polaris products at our dealerships effective July 1, 2007 Beginning March 1, 2008 Polaris began foregoing our volume-based fee income from HSBC which was unilaterally imposed by HSBC

2008 - Priorities

2008 Priorities Win in the Core - Get Our ATV & Snowmobile Businesses Healthier Operational Excellence - Achieve 2008 Quality, Cost & Speed Objectives Grow - $200 Million+ Growth in our Growth Businesses in 2008 Deliver the Financials While Executing on the External Fundamentals Definition of Success In 2008

Win in the Core... Worldwide ATV Industry 2005 2006 2007 2008 Sales 1240 1117 1195 1243 85 Polaris ATV Sales (Includes Side-by-Side vehicles) (millions) Guidance 2008 Objectives for "Core" ATVs: Gain market share in a N.A. ATV industry that is expected to decline double digits in 2008 Further reduce "core" ATV dealer inventory Industry-leading quality Successfully launch innovative model year 2009 products 2002 2003 2004 2005 2006 2007 units 939 1041 1129 1138 1088 970 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Full Year 2007: Down 11% Units (In Thousands) Up 4% to 7% $1,240 $1,117 $1,195 Maintain Momentum in ATV Business +7%

Win in the Core... ATV 2008 = Positioned For Future Success More Competitive Model Year 09 Product Line Stronger Brand-World's Toughest ATV Dealer Inventories expected to decline further given economic conditions and operational excellence initiatives Full Year 2008 sales and earnings guidance contemplates lower core ATV shipments in 2008 Units 2004 2005 2006 2007 2008 N.A. Dealer Inventory 78401 92604 80584 60732 45000 N.A. Retail 188549 174591 158861 139123 125000 N.A. Shipments 196283 187391 146898 129943 117250 ATV shipments expected to remain below retail Dealer inventories will be driven down further ATVs Remain Competitive in a Slowing Industry Maintain Momentum in ATV Business

Win in the Core... ATV Unit Sales by Product Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.237 0.553 0.005 0.078 0.128 U.S. "Core" ATVs International Military Canada Side-by-Side ATV Contribution (Gross Profit $) by Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.45 0.2 0.02 0.17 0.16 U.S. "Core" ATVs International Military Canada Side-by-Side Maintain Momentum in ATV Business Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.09 0.74 0 0.1 0.07 U.S. "Core" ATVs International Canada Side-by-Side Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.17 0.6 0 0.13 0.1 U.S. "Core" ATVs International Canada Side-by-Side 2 0 0 7 2 0 0 4 Less dependent on Core ATV profitability Successfully Diversified Polaris' ATV Business into Segments with Higher Growth and Profitability

Worldwide Snowmobile Industry Retail 1986 - 2008 Win in the Core... Maintain Momentum in Our Snow Business The Market - Snowmobiles Industry experienced its first increase in retail sales since the 1997 season. Low = 104K, High = 261K, Currently 165K In Units 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 Total 104865 114113 122970 155000 163398 153024 152799 161513 187053 226621 252324 260735 255941 232708 214125 208609 205662 186359 180758 165000 150000 139500 143700 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Lack of Snowfall Consistent snowfall Cold winters - New products First increase in industry retail sales since the season ending in 1997 Our Snow Business Performance is Improving

Win in the Core... Maintain Momentum in Our Snow Business Snowmobile 2008 Polaris Dealer inventory levels at their lowest levels in 10 years Quality remains #1 focus. Continued to see results for MY 2008. New Liberty(tm) 800 CFI engine was well received by consumers and is available in additional models for model year 2009 2005 2006 2007 2008 Sales 257 157 179 196 25 Snowmobile Sales (millions) $257 $157 $179 Units 2004 2005 2006 2007 2008 2009 N.A. Dealer Inventory 11433 17710 22022 14969 8671 7000 N.A. Retail 46571 38613 31598 28425 28573 29430 N.A. Shipments 37891 42258 36423 21889 22571 23300 Dealer Inventories Healthy Up low double digits percent Season ending March 31st Estimate +14%

Win in the Core... Parts Garments & Accessories Highest margin product line (40+% gross margins) Leveraging installed base Focused on hot new products Victory Vision(tm) - introduced 100 accessories RANGER RZR(tm) - introduced 75 accessories Military Growth through innovation and integration Expanded Vermillion PG&A Distribution Center Dollars (in Millions) PG&A Sales Year ended December 31 2005 2006 2007 2008 East 274 270 293 306 West 9 North Guidance Grow slightly faster than overall company growth PG&A and Financial Services +9% $293 $270 $274 Financial Services Financial Services Income consists of wholesale floorplan financing income; retail credit volume-based fee income; insurance and extended service contracts fee income 2008 income from financial services expected to be less than half of 2007 due to HSBC change in July 2007 & March 2008 2005 2006 2007 2008 Retail Financing 22.167 27.052 28.167 5 Wholesale Credit 14.174 17.068 13.927 12.51 Other Activities 2.299 2.941 3.194 3.3 Financial Services Income by Category Year ended December 31 $39 $47 $45 Expected to be less than half of 2007 Leverage Related Products and Services to Deliver Superior Shareholder Value Guidance Dollars (in Millions) 13

2. Achieve Operational Excellence 2007 Actual 2008 Goals Quality: Improve consumer satisfaction by 50% by 2010 3 of 4 businesses - +10% improvement +10% improvement (4 of 4) Cost: Reduce system-wide cost by 20% by 2010 -3% -5%+ reduction Speed: Improve speed to consumers by 50% by 2010 +15% +15% The Essence of Operational Excellence is the Consumer - Outside In!

2. Achieve Operational Excellence What's the End Game Look Like? 2005 2006 2007 2008 East 23 21 23 28 West 3 North Guidance Dollars (in Millions) 22.0% 21.7% 22.1% Expect gross margins to increase up to 100 basis points in 2008 Sustained Greatness Total Company Gross Margins Most satisfied customers for our products Top Net Promoter Score 75+ Consistent market share gains in all businesses Expanding operating profit margins Continuous non value add waste reduction throughout value chain Most profitable dealers Simplicity and efficiency in everything we do Fastest to meet customer needs 3-year tip to tail response Fastest back end and dealer turns Best, most effective dealers Aggressive re-investment into future growth

3. Grow Aggressively in 2008 in Growth Businesses Leading Share in Side-by-Side Business RANGER RZR CREW (4 and 6 Wheel Drive) Leverage Industry-Leading Side-By-Side Line-Up Hardest working, smoothest ruling 50 mph 1 ton towing IRS Six-passenger people mover 44 mph 1 ton towing IRS Razor-sharp side-by- side performance 55 mph 50 inches wide trail capable Quick acceleration: 0-35 mph in 4 sec.

3. Grow Aggressively in 2008 in Growth Businesses Leading Share in Side-by-Side Business 2008 Objectives: Lead in the side-by-side market Grow market share Successfully introduce innovative model year 2009 Side-by-Sides Q1 2008 Side-by-Side business grew well in excess of 50% 2005 2006 2007 2008 East 262943 299305 471799 570000 West 200000 North Side-by-Side Sales (included in reported ATV sales) 3 Year CAGR - 31% (2005 - 2007) (In Millions) Up double digits percent driven by new products and industry growth Guidance Rapid Growth - 15% in 2007 (est.)

3. Grow Aggressively in 2008 in Growth Businesses Overall Motorcycle Market '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 Units 306000 297996 323165 346966 416094 515468 658908 788369 862350 922431 965399 1008994 1022322 948464 Industry 2007 Down 7.2% Cruisers Down 6.7% >1400cc Cruisers Down 6.6% >1400cc Touring Down 3.6% U.S. Motorcycle Market 2007 (units) >1400cc Cruiser Harley ^ Honda ^ Yamaha ^ Victory ^ >1400cc Touring Harley ^ Honda ^ Victory ^ Competitive Share 2007 Source: MIC Retail Sales Report, Jan 2008 Victory Retail Outperforming - Up 6.4% Big Opportunity for Victory Vision in Luxury Touring Market

3. Grow Aggressively in 2008 in Growth Businesses Victory Motorcycles 2005 2006 2007 2008 Sales 99 113 113 116 5 Victory Sales 2008 Objectives: Penetrate the luxury touring market segment with a full year of Vision models Grow market share Maintain industry-leading quality Strengthen dealer fundamentals Guidance Approximately flat with last year Custom Cruiser - Vegas Classic Cruiser - Kingpin Muscle Cruiser - Hammer Extreme Custom - Jackpot Touring (Soft) - KP Tour Touring (Hard) Luxury Touring Opportunity Vision Tour(tm) Vision Street(tm) Victory remains long-term growth opportunity for Polaris

1st Qtr 2nd Qtr 3rd Qtr East 0.17 0.01 0.16 0.66 West 30.6 38.6 34.6 North 45.9 46.9 45 3. Grow Aggressively in 2008 in Growth Businesses France France Australia/NZ UK Swd/Nor Germany Finland Russia Italy Spain Portugal Japan Others 246900 246900 153100 102500 161500 256400 68700 29100 78300 107200 30200 80500 483600 West 30.6 38.6 34.6 North 45.9 46.9 45 Polaris Estimate 2007 Market - $1.9 Billion Estimated Market Size For Polaris Products Polaris Subsidiaries France Australia/NZ UK Sweden/Norway Finland Russia Germany Italy Spain Portugal Others Japan 1999 2005 2006 2007 2008 East 68 233 233 258 280 70 North 45.9 46.9 International Sales $233 Expand Global Presence by $50 Million by 2009 International Revenue Mix Percent of 2007 Sales Victory 1% ATV/RANGER 66% Snowmobile 17% PG&A 16% $258 $233 Growth Opportunities Internationally Include: Market share growth Enter into additional markets and countries Begin to meet high global demand for RANGER RZR(tm) Expand new international product offerings (i.e. WideTrak(tm) snowmobile and Victory motorcycles) Dollars (in Millions) Guidance Continued Growth +11% International New for 2007

3. Grow Aggressively in 2008 in Growth Businesses Military - Polaris Defense Grow the business - double again in 2008 Expand military agency customers around the world Leverage the expanded product line with JP8 engine technology available for all Military vehicles MVRS Adjacent Markets Profitable Top Line Growth opportunity Migrate Polaris into at least one adjacent market Prefer new customer base Prefer new distribution channel Selected an opportunity Internal team established and working to bring to market Resources have been allocated Military and Adjacencies Adjacent Markets on Track

Summary 2007 - Back on Track The Strategy is working Delivered the financials - $3.10 EPS Performed better than our peer group Polaris fundamentals healthier; momentum continuing into 2008 In 2008 - the external environment remains challenging Weak consumer economy - oil prices, credit crunch, housing, etc. Impacting core ATVs and motorcycles Commodity and cost pressures

Summary - Why Polaris Will Win in 2008 1. Winning in the Core Snowmobile business is healthy again and growing Innovative new product introductions which can grow share Dealer inventory under control but will be driven down further Industry-leading quality Successfully Diversified the Polaris ATV Business Beyond Core U.S. ATVs Side-by-side, International, Military, Canada Higher growth and profitability opportunities Delivering Operational Excellence - Quality, Cost, Speed! Most satisfied customers: +10% satisfaction improvement Expanding operating profit margins: -5% system wide cost improvement Fastest to meet customer needs - +15% faster

Summary - Why Polaris Will Win in 2008 (con't) 4. Growing Aggressively in our Growth Businesses - $200 million+ in 2008 Leading the growing Side-by-side industry - new product innovation, RANGER RZR(tm), aggressive investment Victory - Vision growth and market penetration Military - Leverage new products, new customers - Double it! International - Strong global team, stronger markets, new products, RANGER RZR(tm) Adjacencies - continue ground work for launch Deliver the Financials while executing through the external fundamentals Market share gains; dealer inventory reduced further Deliver EPS of $3.36 - $3.46 per diluted share, per guidance 2009 goals still achievable - need about $3.60 per share in 2008 3,200 employee-owners believe we can deliver The Strategy is Working

Thomas C. Tiller Chief Executive Officer

The Past Ten Years Polaris Industries Inc. The Past 10 Years Sales and EPS Sales Up 5% to 7% Sales up 88% EPS up 121% (1997 - 2007) EPS $3.36 to $3.46 (+8% to +12%) 26

Total Return to Shareholders January 1, 1998 thru April 29, 2008 Stock Price

Important Accomplishments Growth - roughly doubled in size Successfully grew to #1 in Side by Side business First company in 60 years to successfully enter motorcycle business Increased global presence - established 7 subsidiaries Substantially upgraded facilities, processes, and technology Much improved product quality Successfully grew PG&A business Launched military business Built and developed a very strong team Delivered consistently with an innovative, ethical culture

Disappointments Lost market share in snowmobiles and ATVs Decline in Sales / EPS in 2006 Failed to complete KTM transaction Closed PWC business Polaris Professional Series Financial Services Retail Credit with HSBC

Future of Polaris 10-Year Strategy Direction

Polaris' World is Changing Core markets declining The demographics and macro trends are starting to become more challenging Our world is truly global Worldwide supply chain 24/7 media Asian invasions... Polaris has strong market positions today... The Rate of Change and Challenge is Escalating Rapidly

Macro Trends Present Challenges to Polaris' Core Markets Urbanization - people are moving to cities Decline of hunt and farm consumers Aging population in North American and Europe U.S. racial diversity Consumer lifestyles Higher costs of energy - green movement Globalization Climate change The Trends Are Not Favorable to Polaris 10, 15, 20 Years Out

The Goals 1. Win in the Core Grow market share in snowmobiles and ATVs. Leverage PG&A and Financial Services to deliver superior total value. 2. Delivering Operational Excellence Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust simple designs and a lean supply chain. 3. Growth - $500MM by 2009 Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50MM. Military. Enter at least one new adjacent market segment. Supported By. . . Supported By. . . Supported By. . . People and Culture Externally focused employee owners with a can-do drive to consistently deliver outstanding results. The best team in powersports. Passion to ride and win. Technology Consistent, flawless introduction of compelling new products. Class-leading ride and handling. Control our destiny in powertrains. Class-leading information technology. Brand Ever improving brand awareness and image through stronger, better, and bigger dealer network. Consistent advertising and brand support. $2.2B in sales by 2009 $150MM in net income by 2009 $4.25 earnings per share by 2009 Awesome Products... Customer Focused... Results Driven

10 Year Direction - Process Overview 3 study groups with Board members and management Blank sheet of paper - several options considered Two areas of focus: 2007 - 2010 - Medium Term 2011 - 2017 - Long Term Expect Polaris to be successful over both periods $5 Billion in sales by 2017 is an aggressive goal, but is achievable with sensible investments and good execution

Conclusions - Medium Term - Through 2010 Polaris is in a much better position today vs. 18 months ago The basic strategy is working We are optimistic about the medium term (through 2010) Good top line growth through 2010 EPS growth faster than sales through 2010 The product plan is very strong Main Drivers Aggressive Ranger SxS growth Protect core. ATVs and snowmobiles Respectable growth in military, international, sport, on road Victory touring market build out Operational Excellence There are several "moving parts" to the plan which must be integrated and delivered "Transformation" of the existing business through Operational Excellence Several big product launches Diversification (launching of adjacent markets and globalization) More Global. More On Road. More Outside Powersports.

Long Term Vision - Through 2017 (10 Year Plan) The existing business is likely to be attractive, but more challenging, ten years out. Many key macro changes will be working against us in our existing business (land access, green movement, demographics, etc.) The keys to long term success of our existing business are: Leading the side-by-side category, which should continue to grow. Transforming the business through Operational Excellence Building a large motorcycle business focused on cruisers, touring, and possibly additional categories Defending the ATV and snowmobile markets as they change. In addition to our existing businesses, we must diversify intelligently Build a more global business > 25% of total sales Build a more on road business > 25% of total sales More outside powersports > 25% of total sales $5 Billion in Sales is Possible if Successful

Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

Thank You Questions?